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EXHIBIT 10.37

                                 THIRD AMENDMENT
                        TO CREDIT AND GUARANTY AGREEMENT

     This THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this "Amendment") is dated as of October 17, 2007 and is entered into by and among PACIFIC ENERGY RESOURCES LTD., a Delaware corporation ("Company"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto (the "Lenders"), J. ARON & COMPANY ("J. Aron"), as administrative agent (together with its permitted successor in such capacity, "Administrative Agent"), and, for purposes of Section IV hereof, the CREDIT SUPPORT PARTIES listed on the signature papers hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT, dated as of November 30, 2006 (as amended through the date hereof, the "Credit Agreement"), by and among Company, the subsidiaries of Company named therein, the lenders party thereto, and J. Aron, as Lead Arranger, Syndication Agent, and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

                                    RECITALS

     WHEREAS, the Credit Parties have requested that Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

     WHEREAS, subject to certain conditions, Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

1.1  Amendments to Section 2.13

     (a) Section 2.13(e) is hereby amended by replacing (i) the number $50,000,000 with the number $40,000,000, (ii) the words "September 24, 2007"
with "October 19, 2007" and (iii) the number $75,000,000 with the number $85,000,000, in each case in the first instance such numbers or words appear therein

1.2  Amendments to Section 5.2

     (a) Section 5.2(e) is hereby amended by adding the following proviso at the end of the first sentence thereof:

          "; provided that, with respect to the calendar year 2008, such Engineering Report shall be delivered by January 31, 2008 in lieu of March 31, 2008."


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1.3  Amendments to Section 5.30

     (a) Section 5.30(a) is hereby amended by replacing (i) the number $50,000,000 with the number $40,000,000 and (ii) the words "September 24, 2007" with October 18, 2007, in each case in the first instance such words appear therein.

     (b) Section 5.30(a) is hereby further amended by adding the following proviso at the conclusion thereof:

          "provided that, proceeds of such Capital Stock in excess of $40,000,000 that are not otherwise used to prepay Indebtedness in respect of the PEA Second Lien Credit Agreement shall be deposited in the Collateral Account and may used by the Company for exploration and development and for working capital purposes as permitted under the Approved Plan of Development or the Pacific Alaska Approved Plan of Development or as otherwise permitted in Section 2.19."

     (c) Section 5.30(b) is hereby amended in its entirety and replaced with the following:

          "Between the Second Amendment Effective Date and December 31, 2007, the Company will have received cash proceeds (net of all fees, expenses, commissions, discounts and all other transaction costs incurred in connection therewith) in an amount at least equal to $85,000,000 (in addition to the proceeds required pursuant to clause (a) above) from the sale of additional shares of its Capital Stock and on terms reasonably satisfactory to Required Lenders in all respects. Company will use the proceeds of such Capital Stock to prepay Indebtedness in respect of the PEA Second Lien Credit Agreement; provided that, proceeds of such Capital Stock in excess of $85,000,000 that are not otherwise used to prepay Indebtedness in respect of the PEA Second Lien Credit Agreement shall be deposited in the Collateral Account and may be used by the Company for exploration and development and for working capital purposes as permitted under the Approved Plan of Development or the Pacific Alaska Approved Plan of Development or as otherwise permitted in Section 2.19."

SECTION II. CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the ("Third Amendment Effective Date"):

     A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Required Lenders.

     B. Fees. The Administrative Agent and Silver Point shall have received all invoiced fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Company hereunder.

     C. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.


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     D. No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

     E. Accuracy of Representations and Warranties. The representations and warranties as set forth herein shall be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date

     F. Other Documents. Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as Administrative Agent or Collateral Agent may reasonably request.

SECTION III. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender executing and delivering this Amendment that the following statements are true and correct in all material respects:

     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Transaction Documents.

     B. Authorization of Agreements. Each Credit Party has duly taken all company action necessary to authorize the execution and delivery by it of the Amendment, the Amended Agreement and the other Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. Company is duly authorized to borrow funds under the Credit Agreement.

     C. No Conflict. The execution and delivery by the Credit Parties of this Amendment and the Amended Agreement and the other Transaction Documents, the performance by each of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organizational Documents of any Credit Party, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Credit Party, (ii) result in the acceleration of any Indebtedness owed by any Credit Party, or (iii) result in or require the creation of any Lien upon any assets or properties of any Credit Party except as expressly contemplated in the Transaction Documents. Except as expressly contemplated in the Transaction Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Credit Party of any Amendment Document or to consummate any transactions contemplated by the Amended Agreement and the other Transaction Documents.

     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by


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Company of the Amended Agreement and the other Transaction Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and are legal, valid and binding obligations of each Credit Party which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights and by general principles of equity.

     F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each Guarantor is referred to herein as a "Credit Support Party" and collectively as the "Credit Support Parties", and the Transaction Documents to which they are a party are collectively referred to herein as the "Credit Support Documents".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and


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warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Transaction Documents.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Amendment", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Transaction Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Transaction Documents.

     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.


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     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                [Remainder of this page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:                                PACIFIC ENERGY RESOURCES LTD.


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: PRESIDENT


CREDIT SUPPORT PARTIES:                 PETROCAL ACQUISITION CORP.


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: PRESIDENT


                                        SAN PEDRO BAY PIPELINE COMPANY


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: PRESIDENT


                                        PACIFIC ENERGY ALASKA HOLDINGS LLC


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: PRESIDENT


                                        PACIFIC ENERGY ALASKA OPERATING, LLC


                                        By: /s/ Darren Katic
                                            ------------------------------------
                                            Name: DARREN KATIC
                                            Title: PRESIDENT


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LENDERS:                                J. ARON & COMPANY, as Lender


                                        By: /s/ Donna Mansfield
                                            ------------------------------------
                                            Name: Donna Mansfield
                                            Title: Attorney In Fact


                                        SPF CDO I, LTD., as Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                            Name: Frederick H. Fogel
                                            Title: Authorized Signatory


                                        FIELD POINT I, LTD., as Lender


                                        By: /s/ Frederick H. Fogel
                                            ------------------------------------
                                            Name: Frederick H. Fogel
                                            Title: Authorized Signatory


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J. ARON & COMPANY
as Administrative Agent and a Lender


By: /s/ Donna Mansfield
    ------------------------------------
    Authorized Signatory
    Donna Mansfield
    Attorney In Fact